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                                                                   EXHIBIT 10.28

                        MEMORANDUM OF LICENSE AGREEMENT
                        -------------------------------

MADE AND ENTERED INTO ON THIS 15/TH/ DAY OF DECEMBER, 2000

BY AND BETWEEN:  GATOR MARKETING CONCEPTS INC., a body politic and corporate, duly incorporated according to the laws of Barbados, having its head office located at 205-207 Dowell House, Roebuck Street, Bridgetown, Barbados, represented by GDA International Trustees Inc., duly authorized as they so declares, hereinafter referred to as the

                                  "LICENSOR"

AND: TELEHUBLINK CORPORATION, a body politic and corporate, duly incorporated according to the laws of Delaware, having a permanent establishment located at 1000, St-Antoine Street, Suite 600, in the city and judicial district of Montreal, province of Quebec, Canada, represented by Bruce Young, duly authorized as he so declares, hereinafter referred to as the

                                  "LICENSEE"

PREAMBLE
--------

WHEREAS the Licensor has developed a proprietary system to assemble content and/or manufacture, distribute, market and sell Business-to-Business ("B2B") benefit packages (the "System");

WHEREAS the Licensor is the owner of the unregistered Trade Marks "Business Benefits Association";

WHEREAS the Licensor wishes to grant the right to use its System and Trade Marks to the Licensee based on the terms and conditions more fully described hereinbelow.

NOW, THEREFORE, THE PARTIES HERETO WITNESSETH THEIR COVENANT AS FOLLOWS:

1.   PREAMBLE
     --------

     The Preamble to the present Agreement shall form part of the Agreement itself as if it were enumerated at length herein.

2.   DEFINITIONS
     -----------

     The following terms shall have meanings as set forth below:

     (a) "LICENSED PRODUCTS" shall be defined as those products that are sold with the System and/or associated by the Licensee with the Trade Marks,
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                                       2

     (c) "TERRITORY" shall mean the geographical area as set forth in Schedule "B" as may be amended from time to time with the written consent of the parties; and

     (d) "TRADE MARKS" shall mean the Trade Marks as set forth in Schedule "C" as may be amended from time to time with the written consent of the parties and any other trade marks the parties may apply during the term hereof;

3.   RIGHTS GRANTED
     --------------

     Licensor hereby grants to Licensee, upon the terms and conditions set forth herein, an exclusive, personal, non-transferable, non-assignable License, without the right to grant sublicenses, to use the System and the Trade Marks associated to it solely in conjunction with the sale of the Licensed Products in the Territory and provided that the license may be transferred or used by any Licensee's affiliated companies. In the event that the license is to be transferred or used by any such affiliated companies, Licensee shall first advise Licensor in writing of the intended user and a description of the Licensed Products so affected.

4.   OWNERSHIP OF ARTWORK AND DESIGN
     -------------------------------

     Licensee acknowledges and agrees that Licensor is owner of all artwork and designs involving the Trade Marks supplies by the Licensor pursuant to this Agreement. Licensee further agrees that, during the term of this Agreement, and after its termination, it shall not use said artwork and/or designs in connection with the distribution and sale of the Licensed Products or any other product except as provided in this Agreement. Nothing herein contained shall impair the Licensee's use and ownership of its own trade marks, art work, and designs during and after the termination of this Agreement, and whether or not the same had been used or associated with the Licensed Products or the Trade Mark during the course of this Agreement.

5.   GOODWILL AND PROMOTIONAL VALUE
     ------------------------------

     (a) Licensee recognizes the value of the good will associated with the System and the Trade Marks and acknowledges that the System and Trade Marks, and all rights therein and the good will pertaining thereto, belong exclusively to Licensor;

     (b) Licensee agrees that its use of the Trade Marks shall inure to the benefit of the Licensor and that the Licensee shall not, at any time, acquire any rights in the Trade Marks by virtue of any use it may make of the Trade Marks;

6.   QUALITY STANDARDS
     -----------------

     The Licensee agrees to act honestly and in good faith with respect to the commercial exploitation of the System and the Trade Marks in conjunction with the Licensed Products and to use reasonable commercial business efforts to develop xxxxxxxxxxxxxxxxxx
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                                       3

7.   CO-OPERATION AND INPUT
     ----------------------

     Without in any way derogating from the discretion of the Licensee set out in section 6 hereof, the Licensee agrees to give the Licensor an opportunity to have input into the nature, quality, and pricing of Licensed Products to be distributed by the Licensee and into the Licensee's marketing plans in respect thereof. The Licensee will consider in good faith any suggestions that the Licensor may have in respect of the foregoing matters, but the Licensee shall be entitled in its sole discretion to decide whether it will not implement any such suggestions.

8.   ROYALTIES
     ---------

     In consideration of the License granted herein, the Licensee shall pay to the Licensor royalties which royalty payment shall be made in the manner provided hereinbelow:

     (a) Upon signing of the present agreement, ONE HUNDRED THOUSAND (100,000) common shares, paid and fully liberated, of the capital stock of the Licensor.

9.   DURATION OF THE AGREEMENT
     -------------------------

     This Agreement shall remain in force until December 31/st/, 2002, unless sooner terminated by either party under the terms and conditions as stated herein.

10.  OWNERSHIP OF THE TRADE MARKS
     ----------------------------

     (a) It is understood and agreed that Licensor is the sole and exclusive owner of all right, title and interest in and to the System and Trade Marks and that Licensee shall use such System and Trade Marks as a licensee of Licensor;

     (b) Licensee agrees that nothing in this Agreement shall give to Licensee any right, title, or interest in the System and/or Trade Marks, other than the license to use the System and Trade Marks; that such System and Trade Marks are the sole property of Licensor; that all such uses by Licensee of such System and Trade Marks shall enure only to the benefit of Licensor; and it being understood that all rights, title or interest relating thereto are expressly reserved by Licensor except for the rights being licensed hereunder;

     (C) Licensee agrees and acknowledges that if it has obtained or obtains in the future, in any country, any right, title, or interest in any marks which are confusingly similar to the Trade Marks, (including the filing of any application for Trade Marks or Service Mark registration or the obtaining of any issued registration including for the Trade Marks), that Licensee has acted or will act as an agent and for the benefit of Licensor. Licensee further agrees to execute any and all instruments deemed by Licensor its attorneys or xxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx







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                                       4

     of the Trade Marks rights or any other rights under the Agreement in the Territory, the Licensor shall, at it sole discretion, take whatever action it will deem necessary to protect the System and/or Trade Marks and concerning any action to be taken:

     (a) Licensor shall proceed against the infringer alone, and shall bear all expenses alone, and Licensor shall be exclusively entitled to any damages recovered;

     (b) The same provisions that apply in Sub-paragraph (a) above, shall apply mutatis mutaodis if it is agreed that Licensee shall proceed against
          ------- --------
          the infringer alone;

     (c) The parties shall assist each other in any infringement action, free of charge;

     (d) The Licensee shall not take any action on account of any infringement without first obtaining the written consent of the Licensor.

     In addition, and in consideration of the covenants contained herein, the Licensor represents and warrants that the Licensor has the full power and authority to grant the license hereunder to the Licensee, and the Licensor hereby agrees to indemnify and save harmless the Licensee from any and all claims, liabilities, actions, costs or expenses that the Licensee may hereafter suffer or incur as the result of a claim from any other person to the effect that the Licensee's use of the System and Trade Marks in association with the Licensed Products in accordance with this Agreement infringes the rights of any other person.

12.  ASSIGNABILITY
     -------------

     The license granted hereunder is and shall remain personal to Licensee and shall not to be granted, assigned or otherwise conveyed by any act of Licensee or by operation of law, save and except to affiliated companies as contemplated in Section 3. Any attempt on the part of Licensee to arrange to sublicense or assign to any third parties its rights under this Agreement without the prior written approval of the Licensor shall constitute a material breach of this Agreement, however, such approval shall not be withheld without reasonable cause.

13.  NO AGENCY, JOINT VENTURE, PARTNERSHIP
     -------------------------------------

     The Parties agree that no agency, joint venture, or partnership is created by this Agreement, and that neither Party shall incur any obligation in the name of the other without the other's prior written consent.

14.  INDEMNIFICATION
     ---------------

     Except for claims of Trade Marks infringement or similar claims, Licensee will indemnify, defend and hold Licensor harmless from any and all liabilities, claims, obligations, suits, judgments and expenses whatsoever, including court costs and attorney's fees, which Licensor may incur or which may be asserted against Licensor and which arise or occur with respect to the operation of Licensee's xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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                                       5

The following termination rights are in addition to the termination rights provided elsewhere in this Agreement:

(a)  Immediate Right of Termination
     ------------------------------

Licensor shall have the right to immediately terminate this Agreement if Licensee does any one of the following and Licensee fails to cure the same within ten (10) days following written notice thereof from Licensor or if same is not reasonably curable within the said delay, if the Licensee fails to initiate the cure of same within ten (10) days of written notice thereof from the Licensor and thereafter fails to diligently and continuously pursue the remedy:

     (i) If the Licensee is in material breach of any of its covenants under this Agreement; or

     (ii) Licensee becomes subject to any voluntary or involuntary order of any governmental agency involving the recall of any of the Licensed Products because of safety, health or other hazards, or risks to the public; or

     (iii) In the event that Licensee shall file a voluntary petition in bankruptcy or be adjudicated a bankrupt or insolvent, or in the event of the appointment of a receiver by a Court of competent jurisdiction or the making of an assignment for the benefit of creditors, or shall seek protection from its creditors pursuant to the provisions of the Companies' Creditors Arrangement Act, or if a writ of execution is issued against Licensee or if Licensee's assets are seized by any person, Licensor may, at its option, terminate this Agreement upon no less than five (5) days' notice; provided, however, that such termination shall not impair or prejudice any right or remedy that the Licensor might otherwise have under this Agreement.

(b)  Right to Terminate on Notice
     ----------------------------

     (i) It is understood that the grant of the License herein by Licensor is premised upon the present character and composition of Licensee's management and Licensee's and general good standing and reputation in the business community, and is therefore personal to Licensee. In the event of the sale or transfer of a substantial portion of the assets of Licensee's business or of a breach of the terms set out in section 11 above or of a merger or consolidation of Licensee's business with any other entity, or in the event of substantial change in the control of Licensee, unless Licensor will have given its prior consent, which shall not be unreasonable withheld, to such changes in writing, Licensor may, at its option, terminate this Agreement on twenty-one (21) days written notice to Licensee;

Upon such termination, neither party hereto shall have any further rights or xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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                                       6

     expiration or termination of this Agreement as the case may be, furnish Licensor with a full and detailed written statement of the Licenced Products in its inventory on the date of expiration or termination (the "Inventory") and of contractual commitments then in effect for the manufacture and sale of the Licensed Products (the "Commitments"). Licensor shall have the option of conducting a physical inventory at the time of expiration or termination and/or at a later date in order to ascertain or verify such statement. In the event that the Licensee refuses to permit Licensor to conduct such physical inventory, Licensee shall forfeit its rights hereunder to dispose of such inventory. In addition to such forfeiture, Licensor shall have recourse to all other remedies available to it;

(b) After the expiration or termination of this Agreement, all rights granted to Licensee shall forthwith revert to Licensor who shall be free to license others to use the System and Trade Marks in connection with the manufacture, offering for sale, sell, advertising, promotion, shipment and/or distribution of the Licensed Products and Licensee shall refrain from further use of the System and Trade Marks or any further reference to them, either directly or indirectly, in connection with the manufacture, offering for sale, sale, advertising, promotion, shipment and/or distribution of Licensee's products. To this end, Licensee will be deemed to have automatically assigned to Licensor upon such expiration or termination, the System and Trade Marks, equities, good will, titles, and other rights in or to the Licensed Products and all adaptations, compilations, modifications, translations and versions thereof, and all other Trade Marks used in connection therewith which have been or may be obtained by Licensee or which may vest in Licensee and which have not already been assigned to Licensor. Licensee shall upon the expiration or termination of this Agreement and at the expense of the Licensor execute any instruments reasonably requested by Licensor or its legal counsel to accomplish or confirm the foregoing. Any such assignment shall be without further consideration than the mutual covenants and considerations of this Agreement. Licensee shall further turn over to Licensor all materials that reproduce the System and Trade Marks or shall give Licensor satisfactory evidence of their destruction. Licensee shall be responsible to Licensor for any damages caused by the unauthorized use by Licensee or by others of such materials that are not turned over to Licensor;

(c) Licensor shall have the fulfill commitments in effect at the date of termination and Licensor shall have the first right to purchase any Licensed Products in Licensee's possession that are unsold on the date of such expiration or termination. Should Licensor decide not to purchase said Licensed Products at this stage, Licensee may sell the same, in a manner consistent with past practices for a period of twelve (12) months after the expiration or termination hereof, subject to the payment of the relevant royalties under the present Agreement.

(d) Upon the termination and/or expiration of the License Agreement, Licensee shall cause any business registration associated with the Licensed Products XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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                                       7

17.  MODIFICATION; WAIVER
     --------------------

     (a) No modification of any of the terms or provisions of this Agreement shall be valid unless contained in a writing signed by the parties;

     (b) No waiver by either party of a breach or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of a like or similar nature;

     (c) Resort by Licensor to any remedies referred to in this Agreement or arising by reason of a breach of this Agreement by Licensee shall not be construed as a waiver by Licensor of its right to resort to any and all other legal and equitable remedies available to Licensor.

18.  FORCE MAJEURE/ACT OF GOD
     ------------------------

     Neither Licensor nor Licensee shall be liable to each other or be deemed in breach or default of any obligations contained in this Agreement, for any delay or failure to perform due to causes beyond its reasonable control, including but not limited to delay due to the elements, acts of government, acts of God, fires, floods, epidemics, embargoes, riots, strikes, any of the foregoing events being referred to as a "Force Majeure" condition. In such event, dates for performance shall be extended for the period of delay resulting from the Force Majeure condition. The party affected by a Force Majeure condition shall, as soon as practicable, notify the other party of the nature and extent of such condition.

19.  NOTICE
     ------

     All notices, approvals, consents, requests, demands or other communications to be given to either party in writing may be effected by personal delivery or by prepaid registered mail, return receipt requested or by telefax. Such communication shall be addressed to Licensee and Licensor at their respective addresses as set forth in the preamble above (or to such other address as may have been transmitted in writing by the party concerned to the other party) and shall be effective upon actual delivery to that address.

20.  GOVERNING LAW
     -------------

     This Agreement is to be interpreted and construed in accordance with the laws of Barbados.

21.  ENTIRE AGREEMENT
     ----------------

     This Agreement contains the entire understanding of the parties and there are no representations, warranties, promises, or undertakings other than those contained herein. This Agreement supersedes and cancels all previous agreements between the parties hereto.
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                                       8

     termination of this Agreement.

23.  BINDING EFFECT
     --------------

     This Agreement shall be binding on the parties, and they each warrant that the undersigned are authorized to execute this Agreement on behalf of their respective parties.

24.  SURVIVAL OF THE RIGHTS
     ----------------------

     Notwithstanding anything to the contrary contained herein, such obligations, which remain executory after expiration of the term of this Agreement, shall remain in full force and effect until discharged by performance and such rights as pertain thereto shall remain in force until their expiration.

25.  SEVERABILITY
     ------------

     In the event that any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity or unenforceability shall not affect any other term or provision and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

26.  CAPTIONS
     --------

     The captions used in connection with the paragraphs and subparagraphs of this Agreement are inserted only for purpose of reference. Such captions shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or any part thereof nor shall such captions otherwise be given any legal effect.

IN WITNESS WHEREOF, THE PARTIES HERETO AGREE THAT THIS AGREEMENT SHALL TAKE EFFECT AS OF THE DATE AND YEAR FIRST WRITTEN ABOVE.

GATOR MARKETING CONCEPTS INC.


Per: _______________________________
     GDA International Trustees Inc.
     Per. Dale Marshall

TELEHUBLINK CORPORATION


Per: /s/ Bruce Young
     -------------------------------
     Bruce Young
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                                       9

                                 SCHEDULE "A"

                               LICENSED PRODUCTS
                               -----------------

B2B PACKAGE

Please see copy of the Clam Shell and content attached to the present Agreement

                    _______________________________________


                                 SCHEDULE "B"

                                   TERRITORY
                                   ---------

North America (United States, Canada and Mexico)

                    _______________________________________

                                 SCHEDULE "C"

                                  TRADE MARKS
                                  -----------

Business Benefits Association